                                                                  EXHIBIT 10.32

                      LEASE WITH OAKMONT FINANCIAL SERVICES
                                  Acct. #66346

                                                   =============================
                                                   OAKMONT FINANCIAL SERVICES
                                                   =============================
                                                   EQUIPMENT LEASING SPECIALISTS

Date: 8/15/97

o     LEASE MANAGERS INTERNATIONAL
o     24412 S MAIN ST #114
o     CARSON CA 90745
o
o

Re: Lease dated 7/17/97 (the "Lease") between Oakmont Financial Services ("OFS") and RX, TECHNOLOGY, INC. ("Lessee") Lease No. 66346.

For the sum of one dollar ($1.00) and other considerations, provided all rental and other moneys due OFS pursuant to the Lease have been fully paid, OFS agrees to assign and release to you any interest OFS may have in the equipment which is the subject of the lease (the "Equipment") or pay to you any proceeds received by OFS from the sale or other disposition of the Equipment whether to the Lease or otherwise. OFS shall have no obligation to locate, recover or deliver the Equipment to you or to recover any proceeds from the disposition thereof all, of which shall be your sole responsibility. OFS MAKES NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE EQUIPMENT, INCLUDING WITHOUT LIMITATION THE WARRANTY OF MERCHANTABILITY AND FITNESS, OF ANY KIND OR NATURE AND YOU AGREE TO ACCEPT THE SAME "AS IS" AND "WHERE IS". All taxes arising from the transactions contemplated herein shall be borne by you.

Oakmont Financial Services


By: /s/ Mohammed Ahsan
    -----------------------------------
    Mohammed Ahsan, Vice President

/podoll

               800 WILSHIRE BLVD. SUITE 700, LOS ANGELES, CA 90017
                    800/749.1059 o 213/452.1200 o FAX 213/452.1205

                                                                          #66346

                                  SCHEDULE "A"

QUANTITY    EQUIPMENT DESCRIPTION
--------    ---------------------

            The following equipment us located at: Buffalo Bill's Hotel & Casino
                                                   1-15 South
                                                   California & Nevada Border
                                                   Primm, NV 89019

      2     DXC 9000 Cameras
      2     Fujinon S14 x 7.3 BWMD Lens
      2     CCTZ-3RGB Sony DXC-950 camera cable
      2     CCU-M5
      2     RM 930 Control Unit for DXC 9000 Camera
      2     CCMC-1210P3 S Meter Cable

            The following equipment is located at: Six Flags Over Mid-America
                                                   I-44 & Allentown
                                                   Eureka, MO 63025

      2     DXC 9000 Cameras
      2     Fujinon S14 x 7.3 BWMD Lens
      2     CCTZ-3RGB Sony DXC-950 camera cable
      2     CCU-M5.
      2     RM 930 Control Unit for DXC 9000 Camera
      2     CCMC-1210P3 S Meter Cable

--------------------------------------------------------------------------------
Debtor: RX Technology, Inc. and Amtronics, Inc.
        As Co-Debtors


By: /s/ Donald Rex Gay
    ------------------------------------------------
    Donald Rex Gay, President of RX Technology, Inc.


By:
    ------------------------------------------------
    Donald Rex Gay, President of Amtronics, Inc.             DATE: 7-17-97
                                                                   ----------

                                                   =============================
                                                   OAKMONT FINANCIAL SERVICES
                                                   =============================
                                                   EQUIPMENT LEASING SPECIALISTS

Date: 8/15/97

o     RX TECHNOLOGY, INC.
o     3220 N TUMBULL DR
o     METAIRIE LA 70002
o
o

Re: Equipment Lease # 66346

Dear Lessee:

We are pleased to add you to Oakmont Financial Services growing family of satisfied lessees. It is our sincere hope that we can help you prosper by supporting your business through each stage of its growth.

For your information:

         The number of payments remanding: 58

         The amount of each lease payment: $1,035.99

Please be advised that billing and collections will be handled by our parent company, your account will be automatically debited by our parent company.

                           HERITAGE FINANCIAL SERVICES

From time to time, Heritage will contact you concerning matters involved in administering your lease and for final payment at lease expiration. In addition, for property tax purposes, we are treating the lease equipment as being owned by you; therefore, please include the equipment on your annual property tax statement under Part II "declaration of Property Belonging to you" Item #2 "Equipment".

It has been a sincere pleasure to have been of services to you in your financing needs and please contact Vice President, Mohammed Ahsan or me at (213) 452-1200 or (800) 749-1059 for any future equipment financing needs.

Oakmont Financial Services


/s/ Wendy Kochi

Wendy Kochi
Operations Manager

               800 WILSHIRE BLVD SUITE 700, LOS ANGELES, CA 90017
                    800/749.1059 o 213/452.1200 o FAX 213/452.1205

                          EQUIPMENT FINANCING AGREEMENT

                                                             Agreement No. 66346

--------------------------------------------------------------------------------
                                   ("DEBTOR")

FULL LEGAL NAME RX Technology, Inc.
                ----------------------------------------------------------------

BILLING ADDRESS 3220 N. Tumbull Dr.
                ----------------------------------------------------------------

CITY Metairie            STATE LA            COUNTY              ZIP CODE 70002
     -----------------         ------------         -----------           ------
CONTACT  Donald Rex Gay                            TELEPHONE NUMBER 504-887-9412
         --------------                                             ------------
--------------------------------------------------------------------------------

QUANTITY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FULL DESCRIPTION OF COLLATERAL INCLUDING MODEL, SERIAL NUMBER
--------------------------------------------------------------------------------

See Attached Schedule "A"
--------------------------------------------------------------------------------

ITEMIZED ADVANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

TOTAL ADVANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             COLLATERAL LOCATION (IF DIFFERENT FROM BILLING ADDRESS)
--------------------------------------------------------------------------------
TERM OF LOAN     MONTHLY PAYMENT    INITIAL PAYMENT DATE     ADVANCE PAYMENT
--------------------------------------------------------------------------------

60 Months           $1,035.99            _______, 19___         $1,035.99
--------------------------------------------------------------------------------

INITIAL PAYMENT

CHECK FOR THIS AMOUNT MUST ACCOMPANY AGREEMENT

$ 2,396.98

|X| FIRST           |X| ADVANCE

|X| OTHER UCC Search, etc.
--------------------------------------------------------------------------------

                     TERMS OF EQUIPMENT FINANCING AGREEMENT

Debtor and Creditor agree as follows:

1. SECURITY INTEREST. Debtor hereby grants Creditor a security interest under the Uniform Commercial Code in the above property (collectively the "Collateral" and individually an "Item of Collateral"). Such security interest is granted to secure performance by Debtor of its obligations hereunder and under any other present or future agreement with Creditor. Debtor shall insure that such security interest is and shall remain a sole first [ILLEGIBLE] security interest.

2. PAYMENTS. Debtor shall repay creditor the above "Total Advance" together with interest in the number of monthly installments in the amount indicated above. The initial installment payment shall be deemed due as of the date indicated above, and subsequent installment payments shall be due on the same day of each month thereafter until paid. All other amounts due hereunder shall be due upon Debtor's receipt of Creditor's invoice therefor. Advance payments shall be applied to the last installment payments in reverse order until exhausted; provided that there is a default, any payments under this agreement may be applied to Debtor's obligation to Creditor in such order as Creditor chooses.

3. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO SUPPLIER OF AN ITEM OR INTERMEDIARY NOR ANY AGENT OF EITHER THEREOF IS AN AGENT OF CREDITOR AND FURTHER THAT NONE OF SUCH PARTIES IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS AGREEMENT. NO REPRESENTATION AS TO ANY MATTER BY ANY SUCH PARTY SHALL BIND CREDITOR OR AFFECT DEBTOR'S DUTY TO PAY THE INSTALLMENT PAYMENTS AND PERFORM ITS OTHER OBLIGATIONS HEREUNDER.

4. NON CANCELLABLE AGREEMENT; PREPAYMENT; NO OFFSET. THIS AGREEMENT IS NON CANCELLABLE BY DEBTOR FOR ANY REASON WHATSOEVER. DEBTOR MAY PREPAY THE INSTALLMENT PAYMENTS ONLY IN ACCORDANCE HEREWITH. ALL PAYMENTS HEREUNDER ARE TO BE MADE WITHOUT OFFSET.

5. FINANCING. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT, CREDITOR HAS HAD NO INVOLVEMENT IN THE SELECTION OR PURCHASE OF AND HAS MADE AND HEREBY MAKES NO AGREEMENT, REPRESENTATION OR WARRANTY AS TO ANY ITEM OF COLLATERAL.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THE AGREEMENT.

This agreement is effective only upon execution by an authorized officer of Creditor following Debtor's execution hereof, and upon executive Creditor shall find the Total Advance, Debtor hereby authorizes Creditor in disburse the Total Advance as follows:

Creditor reserves the right to pay the applicable portion of the Total Advance jointly to any party not specified in the preceding sentence with a security interest in an Item of Collateral.

--------------------------------------------------------------------------------

       (CREDITORS)                                (DEBTOR)

Oakmont Financial Services                RX Technology, Inc.
                                          --------------------------------------
                                          PRINT FULL LEGAL NAME OF DEBTOR ABOVE


By /s/ Mohammed Ahsan          VP         BY /s/ Donald Rex Gay
   ----------------------------------        -----------------------------------
                             (TITLE)          (AUTHORIZED SIGNATURE AND TITLE)
                                               Donald Rex Gay, President of
                                               RX Technology, Inc.

                                          BY
                                             -----------------------------------
                                              (AUTHORIZED SIGNATURE AND TITLE)

                                          BY
                                             -----------------------------------
                                              (AUTHORIZED SIGNATURE AND TITLE)

DATE 8-15-97                              DATE 7-17-97
     --------------------------------          ---------------------------------

--------------------------------------------------------------------------------

                      CONTINUING GUARANTY OF INDEBTEDNESS

TO: Oakmont Financial Services

RE: RX Technology, Inc. ("Customer")

      (1) GUARANTY; DEFINITION OF "INDEBTEDNESS", The undersigned ("Guarantors") will be benefited by the success of Customers. In consideration of your providing leasing services and/or financial accommodation to Customer from time to time Guarantors jointly and severally unconditionally guarantee and promise to pay in lawful money of the United States to you or your order, and to perform, on demand, any and all indebtedness of Customers to you. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Customers, or any of them, heretofore, now or hereafter made, incurred or created, under leases, credit sales, equipment finance agreements, notes, security agreements or otherwise, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Customers may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitations or otherwise unenforceable in whole or in part for any other reason including the bankruptcy of Customers.

      (2) SUCCESSIVE TRANSACTIONS; WRITTEN NOTICE OF REVOCATION. This is a continuing guaranty related to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness, renew it after it has been satisfied or create new Indebtedness. This Guaranty shall not apply to any new Indebtedness created after actual receipt by you of written notice of this Guaranty's revocation as to such new Indebtedness; provided, however, that extensions, renewals or modifications, of any kind, of Indebtedness incurred by Customers prior to receipt by you of such revocation notice and additional Indebtedness created pursuant to previously executed commitments shall not be considered new Indebtedness. Any such notice must be sent to you by registered mail with U.S. Mail postage prepaid, addressed to you at 2280 Vehicle Drive, Suite 100, Rancho Cordova, CA 95670. As contemplated in paragraph 10, a notice of revocation from one of the Customers will not effect the liability of any of the other Guarantors.

      (3) OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. Guarantors' obligations hereunder are joint and several and independent of the obligations of Customers, and a separate action or actions may be brought and prosecuted against Guarantors, whether an action is brought against Customers or whether Customers be joined in such action or actions. Guarantors waive the benefit of any statute of limitations affecting Guarantors' liability hereunder or the enforcement thereof and agree that any payment of any Indebtedness or other act which shall tell any statute of limitations applicable thereto shall also operate to full such statute of limitations applicable to Guarantors' liability hereunder. The liability of Guarantors hereunder shall be reinstated and revived and your rights shall continue with respect to any amount paid by any party on account of the Indebtedness, which shall thereafter be required to be restored or returned by you upon the bankruptcy, insolvency or reorganization of such party or for any other reason, all as though such amount had not been paid.

      (4) AUTHORIZATIONS. Guarantors authorize you, either before or after revocation hereof, without notice or demand and without affecting Guarantors' liability hereunder, even though your action might otherwise give Guarantors the ability to avoid further liability under this Guaranty, from time to time to (a) amend, renew, extend, accelerate, compromise, or otherwise change or waive any of the terms applicable to the Indebtedness or any part thereof; (b) take and hold security for the payment of this Guaranty or the Indebtedness and exchange, enforce, waive, release and consent, to the owner's lease or other disposition of any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed trust, as you in your discretion may determine; (d) consent to Customers' assignment of any lease with is part of the Indebtedness or Customers' sublease of any related property; and (e) release or substitute any one or more Customers' or endorsers or guarantors of the Indebtedness. You may without notice assign this Guaranty in whole or in part. Guarantee may not assign Guarantors' obligations hereunder.

      (5) GUARANTORS' WARRANTIES. Guarantors warrant that (a) this Guaranty is executed at Customers' request; (b) Guarantors will not, without your prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantors' assets, or any interest therein; and (c) Guarantors have established adequate means of obtaining from Customers on a continuing basis financial and other information pertaining to Customers' financial condition and business activities. Guarantors agree to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantors' risks hereunder. With respect to information or material acquired in the course of your relationship with Customers, Guarantors agree that you shall have no obligation to disclose such information or material to Guarantors.

      (6) GUARANTORS' WAIVERS. Guarantors waive any rights to require you to
(a) proceed against any person, including Customers or any other guarantors of the Indebtedness; (b) proceed against or exhaust any property you leased to or any collateral held from Customers, any other guarantors of the Indebtedness or any other person; (c) give notice of the terms, time and place of any public or private sale of any personal property security held with respect to this Guaranty or in connection with a transaction with Customers, comply with any other provisions of Section 9504 of the Uniform Commercial Code which may be applicable or give any notice with respect to leased or any other property repossessed from Customers; (d) pursue any other remedy in your power; or (e) make any presentments or demands for performance, give any notices of nonperformance, protests, notices of protests or notices of dishonor or give any other notices in connection with the Indebtedness or this Guaranty including in connection with the creation of new or additional Indebtedness or any modifications, renewal, or extension of the Indebtedness.

      Guarantors waive any defense to liability under this Guaranty which Guarantors might otherwise have arising by reason of (a) any disability or other defense of Customers, any other guarantors or any other person; (b) the cessation from any cause whatsoever, other than payment and performance in full, of the Indebtedness; (c) the application by Customers of the proceeds of, or use of any property leased in connection with, any Indebtedness for purposes other than the purposes represented by Customers to you or understood by you or Guarantors; (d) any act or omission by you which directly or indirectly results in or aids the discharge of Customers on any Indebtedness by operation of law or otherwise, including your failure to file a document or to give a notice; (e) your failure to enforce or delay in enforcing any right you may have respecting the Indebtedness; or (f) any impairment of any security for the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantors shall have no right of subrogation respecting your rights against Customers or right of reimbursement or contribution against Customers arising out of the performance of this Guaranty, and Guarantors further waive any other right to enforce any remedy which you now have or may hereafter have against Customers, any other guarantors or any other person and waive any benefit of, or any right to participate in, any security whatsoever now or hereafter held by you for the Indebtedness. The waivers in the preceding sentence are permanent if Guarantors are "insiders" as contemplated by the United States Bankruptcy Code, 11 U.S.C. ss. 101, and thus Guarantors are not "creditors" of Customers within the meaning of the United States Bankruptcy Code, 11 U.S.C. ss. 101 (10) or ss. 547 (b). Otherwise those waivers apply only until all Indebtedness shall have been paid and performed in full. The waivers contained in this Guaranty include the waiver by Guarantors of any rights and defenses which Guarantors might have as a result of an impairment of any subrogation, reimbursement or contribution rights Guarantors may have, which impairment results from any rights, powers or remedies of Customers in connection with any anti-deficiency or similar laws limiting or qualifying the Indebtedness, including California Code of Civil Procedure ss. 580 (d).

      Guarantors warrant and agree that each of the waivers set forth above are made with guarantors' full knowledge of their significance and consequences, including that without these waivers guarantor might be able to avoid further liability under this guaranty upon the occurrence of an event to which a waiver relates, and that under the circumstances the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

      (7) SUBORDINATION OF CUSTOMERS' DEBTS TO GUARANTORS. Any Indebtedness of Customers now or hereafter held by Guarantors is hereby subordinated to the Indebtedness. Such indebtedness of Customers to Guarantors is assigned to you as security for this Guaranty and the Indebtedness and, if you request, shall be collected and received by Guarantors as trustees for you and paid over to you on account of the Indebtedness but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty, Guarantors will mark any notes now or hereafter evidencing such indebtedness of Customers with a legend that such notes are subject to this Guaranty and, if you so request, will deliver such notes to you. Guarantors will execute and deliver to you such financing and continuation statements and other documents and take such other action as you deem necessary or appropriate to perfect, preserve and enforce your rights hereunder.

      (8) WAIVER OF AUTHENTICATION OF VALIDITY OF ACTS OF CORPORATION OR PARTNERSHIP. Where any one or more of Customers are corporations or partnerships, it is not necessary for you to inquire into the power of Customers or the officers, directors, partners, or agents acting or purporting to act in their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such power shall be guaranteed hereunder.

      (9) FEES, COSTS AND EXPENSES IN CONNECTION WITH ENFORCEMENT OF GUARANTY AND COLLECTION INDEBTEDNESS. Guarantors agree to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by you in the enforcement of the Guaranty.

      (10) APPLICATION OF SINGULAR AND PLURAL IN CONTEXT AND CONSTRUCTION. In all cases where there is but a single Guarantor or Customer, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction to require; and where there is more than one Customer or Guarantor named herein, the word "Customers" or "Guarantors" shall mean all and any one or more of them as the context requires.

      (11) CALIFORNIA LAWS APPLICABLE. This Guaranty is governed by and construed in accordance with the laws of the State of California. Venue for any related action will be in an appropriate court chosen by you have jurisdiction over the parties.

      In Witness Whereof, Guarantors have executed this Guaranty as of 7/17,
1997.

INDIVIDUAL OR PARTNERSHIP:                CORPORATE:


/s/ Donald Rex Gay
-------------------------------------     --------------------------------------

Donald Rex Gay
-------------------------------------     --------------------------------------
(An Individual)                           (Authorized Signature)
Home or Partnership                       Corporate
Address:                                  Address:

                          LIMITATIONS TO JOINT ASSETS

      Despite anything to the contrary in the above guaranty, the liability to the Customers signing below shall be limited to such Customers' Interest in property now held jointly, whether in tenancy in common, joint tenancy of community property or otherwise, with Customers or with any other guarantor of Customers' obligations to you and to the proceeds of such property, including but not limited to all money or property acquired in consideration of or in exchange for such property.


                                          --------------------------------------
                                          (An Individual)


                                          --------------------------------------
                                          (An Individual)